Tax from continuing operations	6 Months Ended
Sep. 30, 2024
Income taxes paid (refund) [abstract]
Tax from continuing operations
7. Tax from continuing operations

The tax charge from continuing operations for the six month period ended 30 September 2024 is £112 million (2023: £307 million). It is based on management’s estimate of the weighted average effective tax rate by jurisdiction expected for the full year. The effective tax rate is 16.4% (2023: 22.4%), which includes the impact of our share of post-tax results of joint ventures and associates.

The effective tax rate for the year ended 31 March 2024 was 27.3% including the impact of our share of post-tax results of joint ventures and associates.

The legislation implementing the Organisation for Economic Co-operation and Development’s (OECD) proposals for a global minimum corporation tax rate (Pillar Two) was enacted into UK law on 11 July 2023. The legislation includes an income inclusion rule and a domestic minimum tax, which together are designed to ensure a minimum effective tax rate of 15% in each country in which the Group operates. Similar legislation is being enacted by other governments around the world. The legislation became effective for National Grid from 1 April 2024. The Group has applied the mandatory exception in the UK to recognising and disclosing information about the deferred tax assets and liabilities related to Pillar Two income taxes in accordance with the amendments to IAS 12 published by the IASB on 23 May 2023. The Group does not expect there to be a material impact on our current period or future tax charges.